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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON,  D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  June  25,  2000
                                                         ---------------

Merlin  Software  Technologies  International,  Inc.
----------------------------------------------------
(Exact name of registrant as specified in its charter)

Nevada                              000-27189                         88-0398103
------                              ---------                         ----------
(State  or  other  jurisdiction     (Commission                   (IRS  Employer
of  incorporation)                   File  Number)          Identification  No.)

Suite  420  - 6450 Roberts Street, Burnaby, British Columbia, Canada     V5G 4E1
--------------------------------------------------------------------     -------
(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,  including  area  code  (604)  320-7227
                                                         ---------------

Not  applicable
---------------
(Former name or former address, if changed since last report.)

ITEM  5.     OTHER  EVENTS

On June 25, 2000, Hank Barber resigned as a director of Merlin Software Technologies International, Inc., effective immediately.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MERLIN  SOFTWARE  TECHNOLOGIES
                                    INTERNATIONAL,  INC.


Date:  July  6,  2000          /s/  Robert  Heller
                        Robert  Heller,  President